SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 30, 2003

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission file Number)	(IRS Employer ID Number)

8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Item 5. Other Events and Regulation FD Disclosure

Salix Pharmaceuticals, Ltd. issued a press release on May 30, 2003, announcing that it will present at the UBS Warburg Global Specialty Pharmaceuticals Conference in New York, New York on Thursday, June 5 at 11:00 a.m. Eastern Time. A copy of this press release is attached as an exhibit.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated May 30, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2003	SALIX PHARMACEUTICALS, LTD. By: /S/ ADAM C. DERBYSHIRE Adam C. Derbyshire Vice President and Chief Financial Officer